Exhibit 99

DEFERRED COMPENSATION PLAN
FOR NON-EMPLOYEE DIRECTORS

SECTION 1. Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by facilitating increased equity ownership in the Company by its Non-Employee Directors.

SECTION 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below.

2.01. “Account” means the separate recordkeeping account (unfunded and unsecured) maintained for each Participant in connection with his or her participation in the Plan.

2.02. “Beneficiary” or “Beneficiaries” means the person or persons designated as such under Section 5.03.

2.03. “Board” means the Board of Directors of the Company.

2.04. “Committee” means a committee of Directors designated by the Board to exercise the Company’s administrative authority under the Plan. Initially, the Committee shall be the Compensation Committee of the Board.

2.05.	“Company” means Piper Jaffray Companies, a Delaware corporation.

2.06.	“Director” means a member of the Board.

2.07.	“Effective Date” means January 1, 2005.

2.08. “Fair Market Value” means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Company. Notwithstanding the foregoing and except as otherwise provided by the Company, the Fair Market Value of a Share as of a given date shall be the closing sales price for one Share on the New York Stock Exchange or such other national securities market or exchange as may at the time be the principal market for the Shares, or if the Shares were not traded on such national securities market or exchange on such date, then on the next preceding date on which the Shares are traded, all as reported by such source as the Company may select.

2.09. “Fee” means the dollar amount of the cash fee payable to a Non-Employee Director for service as a Non-Employee Director.

2.10. “Non-Employee Director” means a Director who is not an employee of the Company and its subsidiaries.

2.11. “Participant” means an individual described as such in Section 3.01.

2.12. “Plan” means this Piper Jaffray Companies Deferred Compensation Plan for
Non-Employee Directors, as set forth herein and as hereafter amended from time to time.

2.13. “Share” or “Shares” means a share or shares of common stock, par value $.01 per share, of the Company.

2.14. “Year” means the calendar year.

SECTION 3. Participation

3.01. Eligibility for Participation. An individual shall become eligible to participate in the Plan on the earliest date (on or after the Effective Date) on which he or she is a Non-Employee Director, and a Non-Employee Director shall become a Participant in the Plan on the earliest date (on or after the Effective Date) on which he or she has elected to defer compensation under the Plan.

3.02. Election to Defer Compensation. Prior to the first day of any Year beginning on or after the Effective Date, a Non-Employee Director may elect to have a percentage (up to 100%) of the Fee payable to the Non-Employee Director with respect to that Year deferred under the Plan rather than being paid in cash. The Fee actually payable for the Year to a Non-Employee Director who elects to defer compensation under the Plan shall be reduced by the percentage so elected, subject to the following:

(a) Elections for a particular Year must be filed by the preceding December 31. However, an election by an individual who first becomes a Non-Employee Director during a Year may be filed on the date he or she becomes a Non-Employee Director and shall apply to the Fee payable to the Non-Employee Director with respect to that Year.

(b) The election filed prior to the beginning of each Year shall apply to the Fee payable during that Year.

(c) Elections shall be made on forms specified by the Company for purposes of the Plan.

(d) The Non-Employee Director must file a separate election with the Company for each Year for which deferrals are to be made under the Plan. An election for a Year shall become irrevocable on the first day of that Year, or for an individual who first becomes a Non-Employee Director during a Year, an election for the initial Year shall become irrevocable on the date the individual becomes a Non-Employee Director. Elections will not carry over into subsequent Years.

3.03. Duration of Participation. A Participant shall continue to be eligible to make elections under Section 3.02 until the date on which the Participant ceases to be a Non-Employee Director. No deferrals under Section 3.02 shall be made from any Fee that is payable to the Participant for a Year beginning after the date he or she ceases to be a Non-Employee Director. However, an individual shall continue to be a Participant for purposes of the provisions of the Plan other than Section 3.02 until the date his or her benefit under the Plan has been paid.

SECTION 4. Accounts

4.01. Separate Accounts. The Company shall establish and maintain a separate Account for each Participant. The Account shall be for recordkeeping purposes only and shall not represent a trust fund or other segregation of assets for the benefit of the Participant.

4.02. Investment of Accounts. Each Participant’s Account shall be deemed to be invested in Shares, as specified below:

(a) Deferred Fees. The Fee that the Participant has elected to defer under the Plan shall be applied to acquire Shares for the Account as of the date that the Fee would otherwise have been paid to the Participant in cash. The number of Shares credited to the Account shall be determined by dividing the amount of the deferred Fee by the Fair Market Value of a Share as of the Fee payment date.

(b) Dividends. Any cash dividend on Shares shall be applied to acquire additional Shares for the Account as of the dividend payment date. The number of Shares credited to the Account shall be determined by dividing the amount of the dividend payable on the number of Shares credited to the Account on the dividend record date by the Fair Market Value of a Share as of the dividend payment date.

(c) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of Shares outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization, or any partial or complete liquidation of the Company, the Committee shall make such adjustments or substitution in the aggregate number and kind of Shares credited to each Participant’s Account as it may determine to be appropriate in its sole discretion.

4.03. Valuation of Accounts. The Participant’s Account shall be valued when a Plan benefit is to be paid to the Participant or his or her Beneficiary or Beneficiaries as provided in Section 5. The value of the Account shall be the Fair Market Value of the Shares credited to the Account as of the date specified in Section 5. Upon payment of the benefit, the value of the Account shall be reduced to zero.

4.04. No Use of Shares. Notwithstanding anything in the Plan to the contrary, the Company shall not reserve, repurchase or issue any Shares for or to the Participant’s Account. Shares are credited to the Account solely for the recordkeeping purpose of determining the amount of benefit payable under the Plan, and the Participant’s Account is not actually being invested in Shares.

SECTION 5. Benefits

5.01. Benefits for a Participant. Upon a Participant’s cessation of service as a Non-Employee Director for any reason other than death, the Company shall pay a single lump sum cash benefit to the Participant as soon as administratively feasible after the end of the Year in which the cessation of service occurred. The amount of the benefit shall be equal to the value of the Participant’s Account as of the last day of the Year in which the cessation of service occurred.

5.02. Benefits for a Beneficiary. If the Participant has an unpaid Account balance at his or her death, the Company shall pay a single lump sum cash benefit to the Participant’s Beneficiary or Beneficiaries as soon as administratively feasible after the end of the Year in which the Participant’s death occurred. The amount of the benefit shall be equal to the value of the Participant’s Account as of the last day of the Year in which the Participant’s death occurred.

5.03. Beneficiary Designation.

(a) Right to Designate. Each Participant may designate, upon forms to be furnished by and filed with the Company, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the Participant’s unpaid Account balance in the event of the Participant’s death. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary or spouse. No such designation, change or revocation shall be effective unless signed by the Participant and received by the Company during the Participant’s lifetime.

(b) Failure of Designation. If a Participant: (i) fails to designate a Beneficiary, (ii) designates a Beneficiary and thereafter such designation is revoked without another Beneficiary being named, or (iii) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant, such Participant’s unpaid Account balance, or the part thereof as to which such Participant’s designation fails, as the case may be, shall be payable to the representative of the Participant’s estate.

5.04. Incapacity. Every person claiming or receiving benefits under the Plan shall be conclusively presumed to be mentally competent until the date on which the Company receives a written notice in a form and manner acceptable to the Company that such person is incompetent and that a guardian, conservator or other person legally vested with the care of his or her estate has been appointed. In such event, the Committee may direct the Company to pay the benefits to such guardian, conservator or other person legally vested with the care of the person’s estate and any such payments so made shall be a complete discharge of the Company to the extent so made.

5.05. Withholding and Taxes. The benefits payable under this Plan shall be subject to the deduction of any federal, state, or local income taxes or other taxes which are required to be withheld from such payments by applicable laws and regulations. The Company provides no assurances or guarantees regarding the tax treatment of amounts deferred under the Plan. Each Participant is solely responsible for any applicable taxes, penalties or interest.

5.06. Benefits Not Transferable. No Participant or Beneficiary shall have the power to transmit, alienate, dispose of, pledge or encumber any benefit payable under the Plan before its actual payment to the Participant or Beneficiary. Any such effort by a Participant or Beneficiary to convey any interest in the Plan shall not be given effect under the Plan. No benefit payable under the Plan shall be subject to attachment, garnishment, execution following judgment or other legal process before its actual payment to the Participant or Beneficiary.

5.07. Benefits Not Secured. The rights of each Participant and Beneficiary shall be solely those of an unsecured, general creditor of the Company. Nor Participant or Beneficiary shall have any lien, prior claim or other security interest in the property of the Company.

5.08. Company’s Obligations. The Company shall provide the benefits under the Plan. The Company’s obligation may be satisfied by distributions from a trust fund created and maintained by the Company, in its sole discretion, for such purpose. However, the assets of any such trust fund shall be subject to claims by the general creditors of the Company in the event the Company is (i) unable to pay its debts as they become due, or (ii) is subject to a pending proceeding as a debtor under the United States Bankruptcy Code, or (iii) is determined to be insolvent by a federal or state regulatory agency having authority to do so.

SECTION 6. Administration

6.01. Administrative Authority.

(a) Administrator. The Company is the administrator of the Plan, with authority to control and manage the administration and operation of the Plan and to make all decisions and determinations incident thereto.

(b) Committee. Except as otherwise provided herein, action on behalf of the Company as administrator of the Plan shall be taken by the Committee.

(c) Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

6.02. Exercise of Authority. The Company (including any Board or Committee members acting on its behalf) may exercise its authority under the Plan in its full discretion. This discretionary authority includes, but is not limited to, the authority to establish or revise such rules and regulations as it may deem necessary or advisable for the administration of the Plan, to interpret the provisions of the Plan and all relevant documents, and to determine all factual and legal questions related to its responsibilities under the Plan (including, but not limited to, the entitlement of all persons to benefits and the amounts of their benefits). The interpretations and determinations of the Company shall be binding on all parties. It is intended that the Company’s exercise of authority be given deference in all courts to the greatest extent allowed under law, and that it not be overturned or set aside by any court unless found to be arbitrary and capricious, or made in bad faith.

6.03. Conflict of Interest. If any Board or Committee member is also a Participant in the Plan, that individual shall have no authority as such member with respect to any matter specifically affecting the Participant’s individual interest under the Plan (as distinguished from the interests of all Participants and Beneficiaries or a broad class of Participants and Beneficiaries), all such authority being reserved exclusively to the other members to the exclusion of such Participant, and such Participant shall act only in the Participant’s individual capacity in connection with any such matter.

SECTION 7. Amendment and Termination

7.01. Amendment. The Plan may be amended in whole or in part at any time for any reason by the Board. No amendment shall decrease the benefits under the Plan which have accrued prior to the date of such amendment.

7.02. Termination. The Board may terminate the Plan at any time. After such termination, no further amounts shall be deferred under the Plan, and the Account balances shall be paid in accordance with Section 5.

SECTION 8. General Provisions

8.01. Successors. The Plan shall be binding upon and inure to the benefit of the successors and assigns of the Company, and the Beneficiaries, personal representatives and heirs of the Participant.

8.02. Service on Board. Nothing in the Plan shall confer upon any Non-Employee Director the right to continue service as a member of the Board, nor shall it create any obligation on the part of the Board to nominate any Non-Employee Director for reelection by the Company’s stockholders.

8.03. Notices. Any notice required or permitted to be given to the Company or a Participant under the Plan shall be in writing and shall be considered to have been duly given if personally delivered or sent by first class mail as follows:

(a) In the case of the Company, to the principal office of the Company, directed to the attention of the Corporate Secretary, and

(b) In the case of the Participant, to the last known address of the Participant indicated on the records of the Company.

Such notice will be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark. Notices to the Company may be permitted by electronic communication according to specifications established by the Company.

8.04. Governing Law. The Plan and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws thereof.

8.05. Rules of Interpretation.

(a) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(b) Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction under any law deemed applicable by the Company, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Company, materially altering the purpose or intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

(c) Construed as a Whole. The provisions of the Plan shall be construed as a whole in such manner as to carry out the provisions hereof and shall not be construed separately without relation to the context.